Patrick Industries, Inc. Announces Closing of $500 Million Senior Notes Offering and New Credit Facility ELKHART, IN, October 24, 2024 – Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”) today announced the closing of its previously announced private offering of $500 million aggregate principal amount of 6.375% Senior Notes due 2032 (the "Notes"), at an issue price of 100% of the principal amount of the Notes, in a private placement exempt from registration under the Securities Act of 1933 (the "Securities Act") on October 22, 2024. Net proceeds from the offering, together with borrowings under the 2024 Credit Facility (as defined below), will be used to redeem all $300 million aggregate principal amount of the Company’s 7.500% Senior Notes due 2027, repay a portion of the Company’s borrowings under its existing senior secured credit facility and pay fees and expenses in connection with the foregoing. On October 24, 2024, the Company amended and restated its credit agreement to establish a new $1.0 billion senior secured credit facility consisting of an $875 million revolving credit facility (the “2024 Revolver”), a $125 million term loan (the “2024 Term Loan” and, together with the 2024 Revolver, the “2024 Credit Facility”) and a maturity date ending in October 2029. The 2024 Credit Facility replaces the Company’s existing credit facility that was due to mature in August 2027. About Patrick Industries, Inc. Patrick (NASDAQ: PATK) is a leading component solutions provider serving the RV, Marine, Powersports and Housing markets. Since 1959, Patrick has empowered manufacturers and outdoor enthusiasts to achieve next- level recreation experiences. Our customer-focused approach brings together design, manufacturing, distribution, and transportation in a full solutions model that defines us as a trusted partner. Patrick is home to more than 85 leading brands, all united by a commitment to quality, customer service, and innovation. Headquartered in Elkhart, IN, Patrick employs approximately 10,000 skilled team members throughout the United States. For more information on Patrick, our brands, and products, please visit www.patrickind.com. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements within the meaning of Private Securities Litigation Reform Act of 1995 that are forward-looking in nature, including, without limitation, the use of proceeds of the Notes offering and the new senior secured credit facility. The forward-looking statements are based on current expectations and our actual results may differ materially from those projected in any forward-looking statement. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. Factors that could cause actual results to differ materially from those in forward-looking statements included in this press release include, without limitation: adverse economic and business conditions, including cyclicality and seasonality in the industries we sell our products; the financial condition of our customers or suppliers; the loss of a significant customer; changes in consumer preferences; declines in the level of unit shipments or reduction in growth in the markets we serve; the availability of retail and wholesale financing for RVs, watercraft and powersports products, and residential and manufactured homes; pricing pressures due to competition; costs and availability of raw materials, commodities and energy and transportation; supply chain issues, including financial problems of manufacturers or suppliers and shortages of adequate materials or manufacturing capacity; the challenges and risks associated with doing business internationally; challenges and risks associated with importing products, such as the imposition of duties, tariffs or trade restrictions; the ability to manage our working capital, including inventory and inventory obsolescence; the availability and costs of labor and production facilities and the impact of labor shortages; fuel shortages or high prices for fuel; any interruptions or disruptions in production at one of our key facilities; challenges with integrating acquired businesses; the impact of the consolidation and/or closure of all or part of a manufacturing or distribution facility; an impairment of assets, including goodwill and other long-lived assets; an inability to attract and retain qualified executive officers and key personnel; the effects of union organizing activities; the impact of governmental and environmental regulations, and our inability to comply with them; changes to federal, state, local or certain international tax regulations; unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise; public health emergencies or pandemics, such as the COVID-19 pandemic; our level of indebtedness; our inability to comply with the covenants contained in the existing senior secured credit facility or the new senior secured credit facility; an inability to access capital when needed; the settlement or conversion of our notes; fluctuations in the market price for our common stock; an inability of our information technology systems to perform adequately; any disruptions in our business due to an IT failure, a cyber-incident or a data breach; any adverse results from our evaluation of our internal controls over financial reporting under Section 404 of the Sarbanes- Oxley Act of 2002; certain provisions in our Articles of Incorporation and Amended and Restated By-laws that may delay, defer or prevent a change in control; adverse conditions in the insurance markets; and the impact on our business resulting from wars and military conflicts, such as war in Ukraine and evolving conflict in the Middle East. The Company does not undertake to publicly update or revise any forward-looking statements. Information about certain risks that could affect our business and cause actual results to differ from those express or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Prospective purchasers are cautioned not to place undue reliance on these forward- looking statements. Contact: Steve O'Hara Vice President of Investor Relations oharas@patrickind.com 574.294.7511